UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                February 3, 2006
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
             (Exact name of registrant as specified in its charter)


            Delaware                    01-13612              02-0398678
 -------------------------------      -----------          ----------------
 (State or other jurisdiction of      (Commission          (I.R.S. Employer
         incorporation)               File Number)        Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

      On February 3, 2006, Congoleum Corporation ("Congoleum") filed a modified plan of reorganization and disclosure statement with the Bankruptcy Court. Under the terms of the modified plan, Congoleum would make a contribution to the plan trust consisting of 3.8 million new Class A Common shares, a convertible security whose value would be based on the share price of reorganized Congoleum, and a cash contribution equal to $7.3 million plus 50% of the interest accrued on Congoleum's 8 5/8% Senior Notes during the period Congoleum is in Chapter 11. The trust would also be funded by proceeds from Congoleum's insurance policies. Insurance settlements to date amount to approximately $164 million and further settlements are under negotiation. The modified plan of reorganization also provides that interest accrued on Congoleum's 8 5/8% Senior Notes during the period Congoleum is in Chapter 11 would be forgiven, and the maturity date of the Notes would be extended by three years to August 1, 2011. Unpaid pre-petition interest would be paid when the plan becomes effective.

      In addition, the modified plan of reorganization revises the proposed arrangements under which different groups of asbestos claimants would share in the insurance proceeds and other assets of the trust to be formed to pay asbestos claims against Congoleum and the procedures the trust would follow for payment of claims.

      Copies of Congoleum's Seventh Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of February 3, 2006, and proposed Disclosure Statement are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference herein.

Item 9.01 Exhibits

--------------------------------------------------------------------------------
 EXHIBIT NO.                          DESCRIPTION
--------------------------------------------------------------------------------
     99.1     Press release dated February 7, 2006.
--------------------------------------------------------------------------------
     99.2 Seventh Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of February 3, 2006.
--------------------------------------------------------------------------------
     99.3 Proposed Disclosure Statement with respect to the Seventh Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of February 3, 2006.
--------------------------------------------------------------------------------

                                        SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 8, 2006                   Congoleum Corporation

                                    By:  /s/ Howard N. Feist III
                                         -------------------------
                                         Name: Howard N. Feist III
                                         Title: Chief Financial Officer

                                      Exhibit Index

  Exhibit
   Number   Description
   ------   -----------

    99.1    Press release dated February 7, 2006.

    99.2 Seventh Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of February 3, 2006.

    99.3 Proposed Disclosure Statement with respect to the Seventh Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of February 3, 2006.